AIRPLANES Group

                          Report to Certificateholders

                   All numbers in US$ unless otherwise stated


          Payment Date: 15 December 2000.
          Calculation Date: 11 December 2000.
(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Balance on
                                                       Prior Balance        Deposits         Withdrawals         Calculation Date
------------------------------------------------------------------------------------------------------------------------------------
                                                         9-Nov-00                                                 11-Dec-00

Lessee Funded Account                                             0.00               0.00              (0.00)               0.00
Expense Account (note ii)                                 2,494,650.81      18,522,564.52     (19,038,045.04)       1,979,170.29
Collection Account (note iii)                           196,929,756.04      51,100,384.89     (49,331,138.04)     198,699,002.89
---------------------------------------------------------------------------------------------------------------------------------
 -  Miscellaneous Reserve                                40,000,000.00                                             40,000,000.00
 -  Maintenance Reserve                                  80,000,000.00                                             80,000,000.00
 -  Security Deposit                                     35,028,066.00                                             36,598,618.00
 -  Other Collections (net of interim withdrawals)       41,901,690.04                                             42,100,384.89
---------------------------------------------------------------------------------------------------------------------------------
Total                                                   199,424,406.85      69,622,949.41     (68,369,183.08)     200,678,173.18
---------------------------------------------------------------------------------------------------------------------------------

(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY

------------------------------------------------------------------------------------------------------------
Balance on preceding Calculation Date (November 9, 2000)                                       2,494,650.81
Transfer from Collection Account (previous Payment Date)                                       9,505,349.19
Transfer from Collection Account (interim deposit)                                             9,000,000.00
Interest Earned during period                                                                     17,215.33
Payments during period between
   prior Calculation Date and the relevant Calculation Date:

 - Payments on previous Payment Date                                                          (3,082,333.04)
 - Other payments                                                                            (15,955,712.00)
                                                                                          ------------------
Balance on relevant Calculation Date (December 11, 2000)                                       1,979,170.29
------------------------------------------------------------------------------------------------------------

(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
------------------------------------------------------------------------------------------------------------
Balance on preceding Calculation Date (November 9, 2000)                                     196,929,756.04
Collections during period                                                                     50,695,122.40
Swap receipts (previous Payment Date)                                                            405,262.49
Transfer to Expense Account  (previous Payment Date)                                          (9,505,349.19)
Transfer to Expense Account  (interim withdrawal)                                             (9,000,000.00)
Net transfer to Lessee Funded Accounts                                                                 0.00
Aggregate Certificate Payments (previous Payment Date)                                       (30,654,518.03)
Swap payments (previous Payment Date)                                                           (171,270.82)
                                                                                          ------------------
Balance on relevant Calculation Date (December 11, 2000)                                     198,699,002.89
------------------------------------------------------------------------------------------------------------

                                AIRPLANES Group

                          Report to Certificateholders

                   All numbers in US$ unless otherwise stated

(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

===================================================================================================================================
                ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS                  NOTE:
                ----------------------------------------------
                Priority of Payments                                            Collections include Proceeds from sale of
             (i)Required Expense Amount                       12,000,000.00     three CF6-50C2 engines.  The airframes in
            (ii)a) Class A Interest                           11,206,496.89     respect of these aircraft were previously
                b) Swap Payments                                 131,993.75     sold.
           (iii)First Collection Account Top-up              120,000,000.00     =========================================
            (iv)Minimum Hedge Payment                                  0.00
             (v)Class A Minimum Principal                              0.00
            (vi)Class B Interest                               1,746,085.47
           (vii)Class B Minimum Principal                      1,181,652.08
          (viii)Class C Interest                               2,375,979.69
            (ix)Class D Interest                               3,580,412.50
             (x)Second Collection Account Top-up              36,355,302.00
            (xi)Class A Principal Adjustment Amount           12,100,250.80
           (xii)Class C Scheduled Principal                            0.00
          (xiii)Class D Scheduled Principal                            0.00
           (xiv)Modification Payments                                  0.00
            (xv)Soft Bullet Note Step-up Interest                      0.00
           (xvi)Class E Minimum Interest                               0.00
          (xvii)Supplemental Hedge Payment                             0.00
         (xviii)Class B Supplemental Principal                         0.00
           (xix)Class A Supplemental Principal                         0.00
            (xx)Class D Outstanding Principal                          0.00
           (xxi)Class C Outstanding Principal                          0.00
          (xxii)Class E Supplemental Interest                          0.00
         (xxiii)Class B Outstanding Principal                          0.00
          (xxiv)Class A Outstanding Principal                          0.00
           (xxv)Class E Accrued Unpaid Interest                        0.00
          (xxvi)Class E Outstanding Principal                          0.00
         (xxvii)Charitable Trust                                       0.00
                                                           -----------------
Total Payments with respect to Payment Date                  200,678,173.18
      Less Collection Account Top-Ups ((iii) and (x)above)  (156,355,302.00)

                                                           -----------------
                                                              44,322,871.18

                                                           =================

================================================================================================

                                AIRPLANES Group

                          Report to Certificateholders

                   All numbers in US$ unless otherwise stated


(iv) PAYMENT ON THE CERTIFICATES

------------------------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES                        A-4              A-6               A-7                A-8            Class B
     --------------------------
     Applicable LIBOR                             6.62000%         6.62000%          6.62000%           6.62000%           6.62000%
     Applicable Margin                            0.62000%         0.34000%          0.26000%           0.37500%           0.75000%
     Applicable Interest Rate                     7.24000%         6.96000%          6.88000%           6.99500%           7.37000%
     Interest Amount Payable                  1,206,666.67     2,766,080.22      3,153,333.33       4,080,416.67       1,746,085.47
     Step Up Interest Amount                          0.00             0.00              0.00               0.00               0.00

     Opening Principal Balance              200,000,000.00   476,910,383.34    550,000,000.00     700,000,000.00     284,301,569.65
     Minimum Principal Payment Amount                 0.00             0.00              0.00               0.00       1,181,652.08
     Adjusted Principal Payment Amount                0.00    12,100,250.80              0.00               0.00               0.00
     Supplemental Principal Payment Amount            0.00             0.00              0.00               0.00               0.00
     Total Principal Distribution Amount              0.00    12,100,250.80              0.00               0.00       1,181,652.08
     Redemption Amount
      - amount allocable to principal                 0.00             0.00              0.00               0.00               0.00
      - premium allocable to premium                  0.00             0.00              0.00               0.00               0.00
                                           -----------------------------------------------------------------------------------------
     Outstanding Principal Balance

       (December 15, 2000)                  200,000,000.00   464,810,132.54    550,000,000.00     700,000,000.00     283,119,917.57
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES                                          Class C          Class D
     -----------------------
     Applicable Interest Rate                                         8.1500%         10.8750%
     Interest Amount Payable                                     2,375,979.69     3,580,412.50

     Opening Principal Balance                                 349,837,500.00   395,080,000.00
     Scheduled Principal Payment Amount                                  0.00             0.00
     Redemption Amount                                                   0.00             0.00
      - amount allocable to principal                                    0.00             0.00
      - amount allocable to premium                                      0.00             0.00
     Actual Pool Factor                                             0.9329000        0.9877000
                                                            -----------------------------------
     Outstanding Principal Balance (December 15, 2000)         349,837,500.00   395,080,000.00
-----------------------------------------------------------------------------------------------

     Table of rescheduled Pool Factors                                         n/a              n/a
       in the event of a partial redemption

                                AIRPLANES Group

                          Report to Certificateholders

                   All numbers in US$ unless otherwise stated


(v)  FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
---------------------------------------------------------------------------------------------------------------------
                                        A-4              A-6               A-7                A-8            Class B
     Applicable LIBOR              6.71000%         6.71000%          6.71000%           6.71000%           6.71000%
     Applicable Margin             0.62000%         0.34000%          0.26000%           0.37500%           0.75000%
     Applicable Interest Rate      7.33000%         7.05000%          6.97000%           7.08500%           7.46000%
---------------------------------------------------------------------------------------------------------------------

(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)

------------------------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES

                                                        A-4              A-6               A-7                A-8            Class B

     Opening Principal Amount                      2,000.00         4,769.10          5,500.00           7,000.00           2,843.02
     Total Principal Payments                          0.00           121.00              0.00               0.00              11.82
                                             ---------------------------------------------------------------------------------------
     Closing Outstanding Principal Balance         2,000.00         4,648.10          5,500.00           7,000.00           2,831.20

     Total Interest                                   12.07            27.66             31.53              40.80              17.46
     Total Premium                                     0.00             0.00              0.00               0.00               0.00
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES
                                                      Class C           Class D

     Opening Principal Amount                        3,498.38          3,950.80
     Total Principal Payments                            0.00              0.00
                                         ---------------------------------------
     Outstanding Principal Balance                   3,498.38          3,950.80

     Total Interest                                     23.76             35.80
     Total Premium                                       0.00              0.00
--------------------------------------------------------------------------------